Execution version

DATED 25 JULY 2007

MERITOR HVS AB

NORDIC FINANCE LIMITED

CITICORP TRUSTEE COMPANY LIMITED

NORDEA BANK DANMARK A/S

STRUCTURED FINANCE SERVICER A/S

NORDEA BANK AB (publ)

NORDEA BANK FINLAND PLC

NORDEA BANK NORGE ASA

VIKING ASSET SECURITISATION LIMITED

VIKING ASSET SECURITISATION HOLDINGS LIMITED

OGIER SPV SERVICES LIMITED

SG HAMBROS BANK (CHANNEL ISLANDS) LIMITED

____________________________________________________

DEED OF AMENDMENT
____________________________________________________

Slaughter and May

One Bunhill Row

London EC1Y 8YY

(MJD/NAC)

CB071800118

CONTENTS

1.	INTERPRETATION	2
2.	DIRECTION	3
3.	REPRESENTATIONS AND WARRANTIES	3
4.	AMENDMENTS TO THE MASTER CP FUNDING AGREEMENT	3
5.	AMENDMENTS TO THE MASTER OVERDRAFT FACILITY AGREEMENT	4
6.	AMENDMENTS TO THE SUPPLEMENTAL MASTER OVERDRAFT FACILITY LETTER	4
7.	AMENDMENTS TO THE LIQUIDITY FACILITY AGREEMENT	4
8.	AMENDMENTS TO THE MASTER ACCOUNT BANK AGREEMENT	5
9.	AMENDMENTS TO THE SUPPLEMENTAL ACCOUNTS ADMINISTRATION AGREEMENT	5
10.	AMENDMENTS TO THE FOREIGN EXCHANGE AGREEMENT	6
11.	AMENDMENTS TO THE MASTER SECURITY TRUST DEED	6
12.	AMENDMENTS TO THE SUPPLEMENTAL SECURITY TRUST DEED	7
13.	AMENDMENTS TO THE RECEIVABLES PURCHASE AGREEMENT	8
14.	AMENDMENTS TO THE FUNDING DEFINITIONS SCHEDULE	8
15.	AMENDMENTS TO THE MASTER DEFINITIONS SCHEDULE	8
16.	AMENDMENTS TO PLEDGE AGREEMENT 1	9
17.	AMENDMENTS TO PLEDGE AGREEMENT 2	9
18.	AMENDMENTS TO THE ACCESSION AGREEMENT TO THE CORPORATE SECRETARIAL AGREEMENT	10
19.	AMENDMENTS TO THE ACCESSION AGREEMENT TO THE PROGRAMME ADMINISTRATION AGREEMENT	10
20.	CONSENT	10
21.	LIMITED RECOURSE	10
22.	NO LIABILITY AND NO PETITION	10
23.	DESIGNATION	11
24.	SEVERABILITY	11
25.	COUNTERPARTS	11
26.	RIGHTS OF THIRD PARTIES	12
27.	LAW AND JURISDICTION	12
28.	CONTINUITY OF TRANSACTION DOCUMENTS	12

SCHEDULE		13

THIS DEED OF AMENDMENT (this “Deed”) is made on 25 July 2007

BETWEEN:

(1)   MERITOR HVS AB, a company incorporated under the laws of Sweden (reg. no. 556550-0237) whose registered office is at Ishockeygatan 3, 711 34 Lindesberg, Sweden (the “Seller” and the “Servicer”);

(2)   NORDIC FINANCE LIMITED, a company incorporated under the laws of Jersey (registration number 85494) whose registered office is at Whiteley Chambers, Don Street, St. Helier, Jersey JE4 9WG, Channel Islands (the “Purchaser”);

(3)   CITICORP TRUSTEE COMPANY LIMITED, acting through its office at 14th Floor, Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB (the “Programme Trustee” which expression shall include such person and all other persons for the time being acting as the security trustee or trustees pursuant to the Master Security Trust Deed as supplemented by the Supplemental Security Trust Deed);

(4)   NORDEA BANK DANMARK A/S, a company incorporated under the laws of Denmark whose registered office is at Christiansbro, Strandgrade 3, 1401, Copenhagen, Denmark (as “Master Accounts Administrator” and the “Agent”);

(5)   STRUCTURED FINANCE SERVICER A/S, a company incorporated under the laws of Denmark whose registered office is at Christiansbro, Strandgrade 3, 1401 Copenhagen, Denmark (the “Accounts Administrator” and the “Facility Administrator”);

(6)   NORDEA BANK AB (publ), a company incorporated under the laws of Sweden whose registered office is at S53, SE-10571, Stockholm, Sweden (the “Overdraft Bank” and the “Counterparty”);

(7)   NORDEA BANK FINLAND PLC, acting through its office at Aleksanterinkatu 36B, 00100 Helsinki, Finland (“NBF”);

(8)   NORDEA BANK NORGE ASA, acting through its office at Middelthunsgt. 17, 0368 Oslo, Norway (“NBN”);

(9)   VIKING ASSET SECURITISATION LIMITED, a company incorporated under the laws of Jersey, whose registered office is at Whiteley Chambers, Don Street, St. Helier, Jersey JE4 9WG, Channel Islands (the “Issuer”);

(10) VIKING ASSET SECURITISATION HOLDINGS LIMITED, a company incorporated under the laws of Jersey whose registered office is at Whiteley Chambers, Don Street, St. Helier, Jersey JE4 9WG, Channel Islands (“Holdings”);

(11) OGIER SPV SERVICES LIMITED, a company incorporated under the laws of Jersey whose registered office is at Whiteley Chambers, Don Street, St. Helier, Jersey JE4 9WG, Channel Islands (the “Company Secretary”); and

(12) SG HAMBROS BANK (CHANNEL ISLANDS) LIMITED, a company incorporated under the laws of Jersey whose registered office is at PO Box 78, SG Hambros House, St. Helier, Jersey, JE4 8PR (the “Programme Administrator”).

WHEREAS:

(A)  Pursuant to the Receivables Purchase Agreement, the Seller has agreed to sell and the Purchaser has agreed to purchase, from time to time, Receivables that have satisfied the Eligibility Criteria.

(B)  The Purchaser, the Programme Trustee, the Seller and the Accounts Administrator now wish to increase the Programme Amount from €100,000,000 to €125,000,000 and the parties hereto wish to amend certain of the Transaction Documents to provide for such increase.

(C)  The parties hereto agree that the Master CP Funding Agreement, the Master Overdraft Facility Agreement, the Supplemental Master Overdraft Facility Letter, the Liquidity Facility Agreement, the Master Account Bank Agreement, the Supplemental Accounts Administration Agreement, the Foreign Exchange Agreement, the Master Security Trust Deed, the Supplemental Security Trust Deed, the Receivables Purchase Agreement, the Funding Definitions Schedule, the Master Definitions Schedule, Pledge Agreement 1, Pledge Agreement 2, the Accession Agreement to the Corporate Secretarial Agreement and the Accession Agreement to the Programme Administration Agreement shall be amended with effect from the date hereof in the manner as set out in this Deed.

NOW THIS DEED WITNESSES as follows:

1. INTERPRETATION

1.1  In this Deed (including in the recitals) words defined in the Master Definitions Schedule dated 13 March 2006, as amended from time to time, shall, unless otherwise defined herein, have the same meanings when used in this Deed and each of the following words and expressions shall have the meaning specified as follows:

“Pledge Agreement 1” means the pledge agreement between the Purchaser and the Programme Trustee dated 13 March 2006 pursuant to which the Purchaser pledges to the Programme Trustee on behalf of the Purchaser Beneficiaries, all of the Purchaser’s title to and interest in the Security (as defined therein) as security for the due and punctual performance by the Purchaser of the Purchaser Secured Obligations; and

“Pledge Agreement 2” means the pledge agreement between the Purchaser and the Programme Trustee dated 13 March 2006 pursuant to which the Purchaser pledges to the Programme Trustee on behalf of the Purchaser Beneficiaries, all of the Purchaser’s title to and interest in the Purchased Receivables as security for the due and punctual performance by the Purchaser of the Purchaser Secured Obligations.

1.2  The headings in this Deed shall not affect its interpretation.

1.3  Words denoting the singular number only shall include the plural number also and vice versa; and words denoting persons only shall include firms and corporations and vice versa.

1.4  References in this Deed to Clauses and Schedules shall, unless the context otherwise requires, be to clauses of, and schedules to this Deed.

1.5  References in this Deed to any statutory provision shall be deemed also to refer to any statutory or other modification, re-enactment or replacement thereof or any statutory instrument, order or regulation made thereunder or under any such re-enactment.

1.6  References in this Deed to this Deed or any other agreement or document shall be construed as a reference to this Deed or, as the case may be, such other agreement or document as the same may from time to time be amended, supplemented, varied, novated or replaced.

2. DIRECTION

2.1  Each of the parties hereto irrevocably directs the Programme Trustee to consent to the amendments herein and to do all things necessary to effect such amendments (the “Direction”).

2.2  Each of the parties acknowledges and agrees that the Programme Trustee, in consenting to the amendments herein has relied solely on the Direction and on the representations, warranties and covenants contained in this Deed.

3. REPRESENTATIONS AND WARRANTIES

3.1  Each of the parties hereto represents and warrants to the Programme Trustee that it has the power to enter into and perform and has taken all necessary action to authorise entry into and performance of this Deed.

3.2  Each of the parties hereto represents and warrants that the entry into and performance by it of this Deed does not and will not conflict with:

(A)      any law, rule or regulation applicable to it or this Deed;

(B)      its constitutional documents;

(C)      any document which is binding on or affecting it; or

(D)      any order, writ, judgment, award, injunction or decree which is binding on or affecting it.

4. AMENDMENTS TO THE MASTER CP FUNDING AGREEMENT

The Purchaser and the Issuer agree that the Master CP Funding Agreement shall be amended as of and with effect from the date hereof in the following manner:

(A)      That clause 1.1 is deleted and restated as follows:

“1.1 Terms defined in the Funding Definitions Schedule dated 13 March 2006 signed for the purposes of the identification by, inter alios, the parties hereto, as amended from time to time shall, unless otherwise defined herein or the context otherwise requires, bear the same meanings herein.”

(B)      That a new clause 1.4 is inserted as follows:

“1.4 References in this Agreement to this Agreement or any other agreement or document shall be construed as a reference to this Agreement or, as the case may be, such other agreement or document as the same may from time to time be amended, supplemented, varied, novated or replaced.”

5. AMENDMENTS TO THE MASTER OVERDRAFT FACILITY AGREEMENT

The Purchaser, the Overdraft Bank, the Agent, NBF and NBN agree that the Master Overdraft

Facility Agreement shall be amended as of and with effect from the date hereof in the following manner:

That Schedule 2 is amended by the insertion of the words “as amended from time to time (the “Master Overdraft Facility Agreement”)” after the words “Master Overdraft Facility Agreement dated 13 March 2006”.

6. AMENDMENTS TO THE SUPPLEMENTAL MASTER OVERDRAFT FACILITY LETTER

The Purchaser and the Overdraft Bank agree that the Supplemental Master Overdraft Facility Letter shall be amended as of and with effect from the date hereof in the following manner:

(A)  That in paragraph 1 the words “as amended from time to time (the “Master Overdraft Facility Agreement”)” are added after the words “Master Overdraft Facility Agreement dated 13 March 2006”.

(B)  That in paragraph 2 the words “the date hereof” are deleted and replaced with the words “13 March 2006, as amended from time to time”.

(C)  That in paragraph 3 the Transaction Overdraft Facility Limit is amended from “€100,000,000” to “€125,000,000”.

7. AMENDMENTS TO THE LIQUIDITY FACILITY AGREEMENT

The Purchaser, the Agent and the Overdraft Bank agree that the Liquidity Facility Agreement shall be amended as of and with effect from the date hereof in the following manner:

(A)  That the reference to “€100,000,000” on the cover of the Liquidity Facility Agreement is deleted and replaced with “€125,000,000”.

(B)  That Schedule 1 to the Liquidity Facility Agreement is deleted and replaced by the Schedule hereto.

(C)  That in Schedules 3 and 4 the words “dated 13 March 2006” are deleted and replaced by the words “dated 12 March 2007”.

(D)  That Schedule 5 to the Liquidity Facility Agreement is amended by the insertion of the words “as amended from time to time” before the words “(the “Liquidity Facility Agreement”)”.

8. AMENDMENTS TO THE MASTER ACCOUNT BANK AGREEMENT

The Programme Trustee, the Purchaser, the Issuer, the Agent, the Overdraft Bank, NBN and NBF agree that the Master Account Bank Agreement shall be amended as of and with effect from the date hereof in the following manner:

That Schedule 1 is amended by the addition of the words “as amended from time to time (the “Master Account Bank Agreement”)” after the words “Master Account Bank Agreement dated 13 March 2006”.

9. AMENDMENTS TO THE SUPPLEMENTAL ACCOUNTS ADMINISTRATION AGREEMENT

The Programme Trustee, the Accounts Administrator, the Agent, the Overdraft Bank, NBN and NBF agree that the Supplemental Accounts Administration Agreement shall be amended as of and with effect from the date hereof in the following manner:

(A)     That clause 1.1 is deleted and restated as follows:

“1.1   Except as provided herein all words and expressions defined in the Funding Definitions Schedule dated 13 March 2006 as amended from time to time have the same meanings in this Agreement. In case of any conflict between the Master Accounts Administration Agreement and this Agreement, this Agreement shall prevail.”

(B)      That a new clause 1.3 is inserted as follows:

“1.3   References in this Agreement to this Agreement or any other agreement or document shall be construed as a reference to this Agreement or, as the case may be, such other agreement or document as the same may from time to time be amended, supplemented, varied, novated or replaced.”

10. AMENDMENTS TO THE FOREIGN EXCHANGE AGREEMENT

The Purchaser and the Counterparty agree that the Foreign Exchange Agreement shall be amended as of and with effect from the date hereof in the following manner:

(A)    That in clause 1.1 the following definitions are amended and restated as follows:

“Master Definitions Schedule” means the master definitions schedule dated 13 March 2006 signed for the purposes of identification by, inter alios, the parties hereto, as amended from time to time.

“Supplemental Security Trust Deed” means the Supplemental Security Trust Deed dated 13 March 2006 between the Programme Trustee and the Purchaser, as amended from time to time.

(B)      That in clause 1.1 the following definition is inserted in the relevant order:

                   “Funding Definitions Schedule” means the funding definitions schedule dated 13 March                    2006 signed for the purposes of identification by, inter alios, the parties hereto, as                    amended from time to time.

(C)     That a new clause 1.7 is inserted as follows:

“1.7   References in this Agreement to this Agreement or any other agreement or document shall be construed as a reference to this Agreement or, as the case may be, such other agreement or document as the same may from time to time be amended, supplemented, varied, novated or replaced.”

(D)    That the First Schedule is amended by the insertion of the words “as amended from time to time” after the words “Foreign Exchange Agreement dated 13 March 2006”.

(E)    That the Second Schedule is amended by the insertion of the words “as amended from time to time” after the words “Foreign Exchange Agreement dated 13 March 2006”.

11. AMENDMENTS TO THE MASTER SECURITY TRUST DEED

The Purchaser and the Programme Trustee agree that the Master Security Trust Deed shall be amended as of and with effect from the date hereof in the following manner:

(A)      That clause 1.1 is deleted and restated as follows:

“1.1   Terms defined in the Funding Definitions Schedule dated 13 March 2006 signed for the purposes of identification by, inter alios, the parties hereto, as amended from time to time, shall, unless otherwise defined herein or the context otherwise requires, bear the same meanings herein.”

(B)      That a new clause 1.6 is inserted as follows:

“1.6   References in this Deed to this Deed or any other agreement or document shall be construed as a reference to this Deed or, as the case may be, such other agreement or document as the same may from time to time be amended, supplemented, varied, novated or replaced.”

(C)    That Schedule 1 is amended by the insertion of the words “as amended from time to time” after the words “Master Security Trust Deed dated 13 March 2006”.

12. AMENDMENTS TO THE SUPPLEMENTAL SECURITY TRUST DEED

The Purchaser and the Programme Trustee agree that the Supplemental Security Trust Deed shall be amended as of and with effect from the date hereof in the following manner:

(A)     That in clause 1.2, the following definitions are amended and restated as follows:

“Accession Agreement to the Corporate Secretarial Agreement” means the Accession Agreement to the Corporate Secretarial Agreement dated 13 March 2006 between the Purchaser, Viking Asset Securitisation Holdings Limited and SG Hambros Trust Company (Channel Islands) Limited, as amended from time to time;

“Accession Agreement to the Programme Administration Agreement” means the Accession Agreement to the Programme Administration Agreement dated 13 March 2006 between the Purchaser, Viking Asset Securitisation Holdings Limited and SG Hambros Bank (Channel Islands) Limited, as amended from time to time;

“Foreign Exchange Agreement” means the Foreign Exchange Agreement dated 13 March 2006 between the Purchaser and Nordea Bank AB (publ) as Counterparty, as amended from time to time;

“Liquidity Facility Agreement” means the €100,000,000 Liquidity Facility Agreement dated 12 March 2007 between the Purchaser, Nordea Bank Danmark A/S as Agent and the Banks (as defined therein), as amended from time to time;

“Receivables Purchase Agreement” means the receivables purchase agreement dated 13 March 2006 between Meritor HVS AB, the Programme Trustee and the Purchaser, as amended from time to time;

“Supplemental Accounts Administration Agreement” means the Supplemental Accounts Administration Agreement dated 13 March 2006 between the Programme Trustee, the Purchaser, Structured Finance Servicer A/S, Nordea Bank AB (publ), Nordea Bank Norge ASA, Nordea Bank Finland Plc and Nordea Bank Danmark A/S, as amended from time to time;

“Supplemental Overdraft Facility Letter” means the Supplemental Overdraft Facility Letter dated 13 March 2006 between the Purchaser and Nordea Bank AB (publ), appointing Nordea Bank AB (publ) as the Overdraft Bank for the purposes of this Transaction, as amended from time to time;

(B)     That a new clause 1.4 is inserted as follows:

“1.4   References in this Supplemental Security Trust Deed to this Supplemental Security Trust Deed or any other agreement or document shall be construed as a reference to this Supplemental Security Trust Deed or, as the case may be, such other agreement or document as the same may from time to time be amended, supplemented, varied, novated or replaced.”

13. AMENDMENTS TO THE RECEIVABLES PURCHASE AGREEMENT

The Purchaser, the Seller and the Programme Trustee agree that the Receivables Purchase Agreement shall be amended as of and with effect from the date hereof in the following manner:

That Schedule 6 is amended by the insertion of the words “as amended from time to time” after the words “dated 13 March 2006”.

14. AMENDMENTS TO THE FUNDING DEFINITIONS SCHEDULE

The parties hereto agree that the Funding Definitions Schedule shall be amended as of and with effect from the date hereof in the following manner:

That in clause 1, the following definition is amended and restated as follows:

“Programme Amount” means €125,000,000 or (i) such lower amount as is notified by the Seller to the Accounts Administrator, provided that no reduction in the Programme Amount shall take effect if and to the extent that the Face Amount of all Notes then outstanding would exceed the reduced Programme Amount or (ii) such higher amount as the Purchaser, the Programme Trustee, the Seller and the Accounts Administrator may agree in writing.

15. AMENDMENTS TO THE MASTER DEFINITIONS SCHEDULE

The Seller, the Purchaser, the Programme Trustee, the Master Accounts Administrator and the Accounts Administrator agree that the Master Definitions Schedule shall be amended as of and with effect from the date hereof in the following manner:

(A)     That in clause 1, the following definitions be amended and restated as follows:

“Liquidity Facility Agreement” means the liquidity facility agreement dated 12 March 2007 entered into in relation to the Transaction between the Purchaser, Nordea Bank Danmark A/S as Agent and the Banks (in each case as defined therein), as amended from time to time.

“Programme Amount” means in relation to the Transaction EUR 125,000,000 or (i) such lower amount as is notified by the Seller to the Accounts Administrator, provided that no reduction in the Programme Amount shall take effect if and to the extent that the Face Amount of all Notes then outstanding would exceed the reduced Programme Amount or (ii) such higher amount as the Purchaser, the Programme Trustee, the Seller and the Accounts Administrator may agree in writing.

“Total Commitments” means in respect of the Transaction the aggregate for the time being of the Commitments, being EUR 125,000,000 as at 25 July 2007.

(B)     That in clause 1, the following definitions are added in the relevant order:

“Overdraft Facility Limit” means the Overdraft Facility Limit set out in the Supplemental Overdraft Facility Letter.

“Supplemental Overdraft Facility Letter” means the Supplemental Master Overdraft Facility Letter entered into in relation to the Transaction between Nordea Bank AB (publ) and Nordic Finance Limited dated 13 March 2006, as amended from time to time.

16. AMENDMENTS TO PLEDGE AGREEMENT 1

The Purchaser and the Programme Trustee agree that Pledge Agreement 1 shall be amended as of and with effect from the date hereof in the following manner:

That in the first recital the words “as amended from time to time” are added after the words “master security trust deed” and after the words “supplemental security trust deed”.

17. AMENDMENTS TO PLEDGE AGREEMENT 2

The Purchaser and the Programme Trustee agree that Pledge Agreement 2 shall be amended as of and with effect from the date hereof in the following manner:

(A)     That in the first recital the words “as amended from time to time” are added after the words “receivables purchase agreement on 13 March 2006”.

(B)     That in the second recital the words “as amended from time to time” are added after the words “master security trust deed” and after the words “supplemental security trust deed”.

18. AMENDMENTS TO THE ACCESSION AGREEMENT TO THE CORPORATE SECRETARIAL AGREEMENT

The Purchaser, Holdings and the Company Secretary agree that the Accession Agreement to the Corporate Secretarial Agreement shall be amended as of and with effect from the date hereof in the following manner:

That in (ii) the words “as amended from time to time” are added after the words “Finance Agreements”.

19. AMENDMENTS TO THE ACCESSION AGREEMENT TO THE PROGRAMME ADMINISTRATION AGREEMENT

The Purchaser, Holdings and the Programme Administrator agree that the Accession Agreement to the Programme Administration Agreement shall be amended as of and with effect from the date hereof in the following manner:

That in (ii) the words “as amended from time to time” are added after the words “Finance Agreements”.

20. CONSENT

The Purchaser and the Programme Trustee hereby consent to the amendments to the Transaction Documents set out herein for the purposes of the Master Security Trust Deed, the Supplemental Security Trust Deed, Pledge Agreement 1 and Pledge Agreement 2.

21. LIMITED RECOURSE

Notwithstanding any other provision hereof or any other provision contained in the Transaction Documents, the Programme Trustee and the Purchaser Beneficiaries shall have recourse only to the Purchaser Charged Property in respect of the Transaction and the Programme Trustee having realised the same, neither the Programme Trustee nor the Purchaser Beneficiaries nor anyone else acting on behalf of any of them shall be entitled to take any further steps against the Purchaser to recover any sum still unpaid and all sums due but still unpaid shall be extinguished.

22. NO LIABILITY AND NO PETITION

22.1  No recourse under any obligation, covenant, or agreement of any party contained in this Deed shall be had against any shareholder, officer or director of the relevant party as such, by the enforcement of any assessment or by any proceeding, by virtue of any law, statute or otherwise, it being expressly agreed and understood that this Deed is a corporate obligation of the relevant party and no personal liability shall attach to or be incurred by the shareholders, officers, agents or directors of the relevant party as such, or any of them, under or by reason of any of the obligations, covenants or agreements of such party contained in this Deed, or implied therefrom, and that any and all personal liability for breaches by such party of any of such obligations, covenants or agreements, either at law or by statute or constitution, of every shareholder, officer, agent or director is hereby expressly waived by the other parties as a condition of and consideration for the execution of this Deed.

22.2  The parties hereby agree that they shall not, until the expiry of one year and one day after the payment of all sums outstanding and owing under the latest maturing note issued under the CP Programme:

(A)    take any corporate action or other steps or legal proceedings for the winding-up, dissolution or re-organisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of the other party or of any or all of the other party's revenues and assets; or

(B)    have any right to take any steps for the purpose of obtaining payment of any amounts payable to it under this Deed by the Purchaser or the Issuer and shall not until such time take any steps to recover any debts or liabilities whatsoever owing to it by the Purchaser or the Issuer.

23. DESIGNATION

By executing this Deed, the parties hereto hereby designate this Deed as a “Transaction Document” for the purposes of the CP Programme.

24. SEVERABILITY

If a provision of this Deed is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect:

(a)     the legality, validity or enforceability in that jurisdiction of any other provision of this Deed; or

(b)     the legality, validity or enforceability in other jurisdictions of that or any other provision of this Deed.

Such invalid, illegal or unenforceable provision shall be replaced by the parties with a provision which comes as close as reasonably possible to the commercial intentions of the invalid, illegal or unenforceable provisions.

25. COUNTERPARTS

This Deed may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any party may enter into this Deed by executing a counterpart.

26. RIGHTS OF THIRD PARTIES

A person who is not a party to this Deed has no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Deed, but this does not affect any right or remedy of a third party that exists or is available apart from under that Act.

27. LAW AND JURISDICTION

27.1  Subject to the provisions of Clause 27.2 below, this Deed is governed by and shall be construed in accordance with English law.

27.2  Notwithstanding the provisions of Clause 27.1 above, where any clause herein amends a Transaction Document (the "Amending Clause") the governing law of the Transaction Document amended shall apply mutatis mutandis to that Amending Clause.

28. CONTINUITY OF TRANSACTION DOCUMENTS

Save as expressly amended herein, effective as of the date hereof, the Transaction Documents shall continue in full force and effect. An Amending Clause shall be read and construed as one with the Transaction Document it amends.

 SCHEDULE

SCHEDULE 1 (Part 1)

BANKS AND COMMITMENTS

Bank	Commitments

Nordea Bank AB (publ)	€125,000,000

Total Commitments	€125,000,000

IN WITNESS of which this Deed has been executed and has been delivered on the date that appears first on page 1.

EXECUTED as a Deed by MERITOR HVS AB acting by………………………… acting under the authority of that company in the presence of:	) ) ) ) ) ) )	……………………………………………… ………………………………………………
EXECUTED as a Deed by NORDIC FINANCE LIMITED acting by………………………… acting under the authority of that company in the presence of:	) ) ) ) ) ) )	……………………………………………… ………………………………………………
EXECUTED as a Deed by CITICORP TRUSTEE COMPANY LIMITED acting by……………… ………… acting under the authority of that company in the presence of:	) ) ) ) ) ) )	……………………………………………… ………………………………………………
EXECUTED as a Deed by NORDEA BANK DANMARK A/S acting by………………………… acting under the authority of that company in the presence of:	) ) ) ) ) ) )	……………………………………………… ………………………………………………
EXECUTED as a Deed by STRUCTURED FINANCE SERVICER A/S acting by……………… ………… acting under the authority of that company in the presence of:	) ) ) ) ) ) )	……………………………………………… ………………………………………………
EXECUTED as a Deed by NORDEA BANK AB acting by………………………… acting under the authority of that company in the presence of:	) ) ) ) ) ) )	……………………………………………… ………………………………………………
EXECUTED as a Deed by NORDEA BANK FINLAND PLC acting by………………………… acting under the authority of that company in the presence of:	) ) ) ) ) ) )	……………………………………………… ………………………………………………
EXECUTED as a Deed by NORDEA BANK NORGE ASA acting by………………………… acting under the authority of that company in the presence of:	) ) ) ) ) ) )	……………………………………………… ………………………………………………
EXECUTED as a Deed by VIKING ASSET SECURITIZATION LIMITED acting by………………………… acting under the authority of that company in the presence of:	) ) ) ) ) ) )	……………………………………………… ………………………………………………
EXECUTED as a Deed by VIKING ASSET SECURITIZATION HOLDINGS LIMITED acting by………………………… acting under the authority of that company in the presence of:	) ) ) ) ) ) )	……………………………………………… ………………………………………………
EXECUTED as a Deed by OGIER SPV SERVICES LIMITED acting by………………………… acting under the authority of that company in the presence of:	) ) ) ) ) ) )	……………………………………………… ………………………………………………
EXECUTED as a Deed by SG HAMBROS BANK (CHANNEL ISLANDS) LIMITED acting by………………………… acting under the authority of that company in the presence of:	) ) ) ) ) ) )	……………………………………………… ………………………………………………

CB071800118